UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 10, 2013
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FROZEN FOOD GIFT GROUP, INC.
(Exact name of registrant as specified in its charter)
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Delaware	5961	27-1668227
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

7825 Fay Avenue, Suite 200, La Jolla, CA 92037
888-530-3738

With Copies to:
Gary L. Blum
Law Offices of Gary L. Blum
3278 Wilshire Boulevard, Suite 603
Los Angeles, CA 90010
(213) 381-7450

(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
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Jonathan F. Irwin, Chief Executive Officer
7825 Fay Avenue, Suite 200, La Jolla, CA 92037
888-530-3738
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders

See Item 5.03 below.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Certificate of Incorporation of the Corporation authorizes the issuance of up to 500,000,000 shares of preferred stock and further authorizes the Board of Directors of the Corporation (the “Board”) to fix and determine the designation, preferences, conversion rights, or other rights, including voting rights, qualifications, limitations, or restrictions of the preferred stock. On July 10, 2013, the Corporation filed two (2) Certificates of Designation with the Delaware Secretary of State: one to designate the rights and preferences of 9,118,108 shares of Series A Preferred Stock, and the other to designate the rights and preferences of 20,500,000 shares of Series B Preferred Stock.

The Series A Preferred Stock is convertible into common stock on a one to one basis, and votes with common stock on all matters on a one vote per one share basis of Series A Preferred Stock held. The Series A Preferred Stock has customary anti-dilution protection with respect to conversion and voting rights.

The Series B Preferred Stock is convertible into common stock on a 500 to one basis, and votes with common stock on all matters on a 500 votes per one share basis of Series B Preferred Stock held. The Series B Preferred Stock has customary anti-dilution protection with respect to conversion and voting rights.

The foregoing description of the two Certificates of Designation is not intended to be complete and is qualified in its entirety by the complete text of the Certificate of Incorporation incorporated by reference and attached herein as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.         Description

4.1      Certificate of Designation of Series A Convertible Preferred Stock filed with the Delaware Secretary of State on July 10, 2013.

4.2      Certificate of Designation of Series B Convertible Preferred Stock filed with the Delaware Secretary of State on July 10, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FROZEN FOOD GIFT GROUP, INC.

Date: July 12, 2013	By:	/s/ JONATHAN F. IRWIN
Jonathan F. Irwin
Chief Executive Officer, Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer

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